UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       January  11, 2006
                                                --------------------------------


                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)


       11501 Northeast Expressway
         Oklahoma City, Oklahoma                                  73131
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            ------------------------------------------

Mark Shapiro, President and Chief Executive Officer

      On January 11, 2006, the Board of Directors (the "Board") of Six Flags, Inc. (the Company") approved the compensation terms to be included in Mark Shapiro's employment agreement pursuant to which Mr. Shapiro will serve as President and Chief Executive Officer. Mr. Shapiro will receive (i) a base salary of $1,000,000, (ii) a bonus equal to a maximum of 200% of Mr. Shapiro's base salary, with a target bonus of $1,000,000, (iii) stock options to purchase 950,000 shares of common stock and (iv) 250,000 shares of restricted common stock. Subject to Mr. Shapiro's continuing employment with the Company, all of the restricted shares will vest and become free of restrictions upon the third anniversary of the date of grant, and with respect to the stock options, (i) 475,000 of the stock options vest and become exercisable as follows: 20% upon grant and 20% on each of the first four anniversaries of the date of grant and
(ii) 475,000 of the stock options are subject performance-based vesting, pursuant to which 237,500 stock options will become vest when the stock price is at or above $12.00 per share for a period of 90 days, provided that such stock options may not be exercised prior to the second anniversary of the date of grant, and 237,500 stock options will vest when the stock price is at or above $15.00 per share for a period of 90 days, provided that such stock options may not be exercised prior to the third anniversary of the date of grant.

Daniel M. Snyder, Chairman of the Board

      On January 11, 2006, the Board approved a grant of 600,000 stock options to Daniel M. Snyder as compensation for his service as Chairman of the Board, which vests and becomes exercisable as follows: 20% on the date of grant and 20% on each of the first four anniversaries of the date of grant.

Jeffrey Speed, Executive Vice President

      On January 17, 2006, the Company entered into an employment agreement with Jeffrey Speed (the "Speed Agreement") pursuant to which Mr. Speed will serve as Executive Vice President effective February 1, 2006 and, effective April 1, 2006, as Executive Vice President and Chief Financial Officer. The Speed Agreement is for a term of four years with two one-year extensions at Mr. Speed's election. Pursuant to the Speed Agreement, Mr. Speed will receive (i) an annual salary of $700,000, with minimum annual increases of $25,000, (ii) a minimum annual bonus of $300,000, (iii) a stock option to purchase 150,000 shares of common stock, which vests and becomes exercisable as follows: 20% on the date of grant and 20% on each of the first four anniversaries of the date of grant, and (iv) 150,000 shares of restricted common stock, one-third of which will vest on each of January 1, 2007, January 1, 2008 and January 1, 2009. During Mr. Speed's initial four-year term, the Speed Agreement also provides for an additional annual stock option grant to purchase a minimum of 50,000 shares of common stock and an additional annual grant of a minimum of 50,000 shares of restricted common stock. If Mr. Speed's employment is terminated without Cause or for Good Reason, as such terms are defined in the Speed Agreement, then Mr. Speed will be entitled to (i) receive a lump sum cash severance payment equal to the unpaid balance of his annual salary and annual bonuses he would have been paid for the remainder of his term, but in no event less than two times the sum of Mr. Speed's annual salary and annual bonus, based on the highest salary in effect at any time during his employment and the bonus he earned during the year prior to the termination; (ii) full vesting of all previously granted stock options and restricted stock and (iii) continued benefits for twelve months.

Louis Koskovolis, Executive Vice President, Corporate Alliances

      On January 17, 2006, the Company entered into an employment agreement with Louis Koskovolis (the "Koskovolis Agreement") pursuant to which Mr. Koskovolis will serve as the Executive Vice President, Corporate Alliances. The Koskovolis Agreement is for a term of four years. Pursuant to the Koskovolis Agreement, Mr. Koskovolis will receive (i) an annual salary of $650,000, (ii) a minimum annual bonus of $250,000 and (iii) a stock option to purchase 200,000 shares of common stock, which vests and becomes exercisable as follows: 20% on the date of grant and 20% on each of the first four anniversaries of the date of grant. If Mr. Koskovolis' employment is terminated without Cause or for Good Reason, as such terms are defined in the Koskovolis Agreement, then Mr. Koskovolis will be entitled to (i) receive a lump sum cash severance payment equal to the unpaid balance of his annual salary and annual bonuses he would have been paid for the remainder of his term, based on the highest salary in effect at any time during his employment and the bonus he earned during the year prior to the termination;
(ii) full vesting of all previously granted stock options and (iii) continued benefits for twelve months.

Mark Quenzel, Executive Vice President, Park Strategy & Management

      On January 17, 2006, the Company entered into an employment agreement with Mark Quenzel (the "Quenzel Agreement") pursuant to which Mr. Quenzel will serve as Executive Vice President, Park Strategy & Management. The Quenzel Agreement is for a term of four years. Pursuant to the Quenzel Agreement, Mr. Quenzel will receive (i) an annual salary of $500,000, (ii) a discretionary annual bonus,
(iii) a stock option to purchase 100,000 shares of common stock, which vests and becomes exercisable as follows: 20% on the date of grant and 20% on each of the first four anniversaries of the date of grant, and (iv) 100,000 shares of restricted common stock, one-third of which will vest on each of January 1, 2007, January 1, 2008 and January 1, 2009. If Mr. Quenzel's employment is terminated without Cause or for Good Reason, as such terms are defined in the Quenzel Agreement, then Mr. Quenzel will be entitled to (i) receive a lump sum cash severance payment equal to the unpaid balance of his annual salary and annual bonuses he would have been paid for the remainder of his term, based on the highest salary in effect at any time during his employment and the bonus he earned during the year prior to the termination; (ii) full vesting of all previously granted stock options and restricted stock, with a limited exception, and (iii) continued benefits for twelve months.

Michael Antinoro, Executive Vice President, Entertainment & Marketing

      On January 17, 2006, the Company entered into an employment agreement with Michael Antinoro (the "Antinoro Agreement") pursuant to which Mr. Antinoro will serve as Executive Vice President, Entertainment & Marketing. The Antinoro Agreement is for a term of four years. Pursuant to the Antinoro Agreement, Mr. Antinoro will receive (i) an annual salary of $400,000, (ii) a discretionary annual bonus, (iii) a stock option to purchase 100,000 shares of common stock, which vests and becomes exercisable as follows: 20% on the date of grant and 20% on each of the first four anniversaries of the date of grant, and (iv) 100,000 shares of restricted common stock, one-third of which will vest on each of January 1, 2007, January 1, 2008 and January 1, 2009. If Mr. Antinoro's employment is terminated without Cause or for Good Reason, as such terms are defined in the Antinoro Agreement, then Mr. Antinoro will be entitled to receive substantially similar severance benefits as described above for Mr. Quenzel.

Andrew Schleimer, Executive Vice President, In-Park Services

      On January 23, 2006, the Company entered into an employment agreement with Andrew Schleimer (the "Schleimer Agreement") pursuant to which Mr. Schleimer will serve as Executive Vice President, In-Park Services. The Schleimer Agreement is for a term of four years. Pursuant to the Schleimer Agreement, Mr. Schleimer will receive (i) an annual salary of $500,000, (ii) an minimum annual bonus of $100,000, (iii) a stock option to purchase 100,000 shares of common stock, which vests and becomes exercisable as follows: 20% on the date of grant and 20% on each of the first four anniversaries of the date of grant, and (iv) 100,000 shares of restricted common stock, one-third of which will vest on each of January 1, 2007, January 1, 2008 and January 1, 2009. Mr. Schleimer also received a signing bonus of $200,000 upon execution of the Schleimer Agreement. If Mr. Schleimer's employment is terminated without Cause or for Good Reason, as such terms are defined in the Schleimer Agreement, then Mr. Schleimer will be entitled to receive substantially similar severance benefits as described above for Mr. Quenzel.

Board Compensation

      On January 11, 2006, the Board approved the following director fees in accordance with Section 6.1 of the Company's amended bylaws (as reflected in Item 5.03 of the Form 8-K filed on January 18, 2006): $50,000 compensatory fee for each non-employee director, an additional $10,000 fee for the Chairman of each Board committee, other than the Audit Committee, and an additional $20,000 fee for the Chairman of the Audit Committee and the Lead Independent Director. Each director also received a stock option grant to purchase 10,000 shares of the Company's common stock.

Item 5.03   Amendment to Articles of Incorporation or Bylaws; Change in Fiscal
            Year.
            ------------------------------------------------------------------

      On January 18, 2006, the Board unanimously adopted a resolution amending the first sentence of Section 4.1 of the Company's bylaws to return the size of the Board to ten (10) directors. Section 4.1 of the Company's bylaws shall now read, in its entirety:

            "Section 4.1. The property and business of the Company shall be managed by its Board of Directors, consisting of ten (10) directors or such other number of directors as may be fixed from time to time by resolution of the entire Board. They shall be elected at the annual meetings or special meetings of the stockholders, and each Director shall be elected to serve until his successor shall be elected and shall qualify."


Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (c)   Exhibits

     3.1      Text of Amendments to the Bylaws.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SIX FLAGS, INC.

                                  By:    /s/ Mark Shapiro
                                         -------------------------------------
                                  Name:  Mark Shapiro
                                  Title: President and Chief Executive Officer


Date:  January 23, 2006

                                  EXHIBIT INDEX


                                                                  Paper (P) or
Exhibit No.                        Description                   Electronic (E)
----------------      -----------------------------------      -----------------
   3.1                 Text of Amendments to the Bylaws.               E